UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2016

MCBC Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37502	06-1571747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cherokee Cove Drive Vonore, Tennessee	37885
(Address of Principal Executive Offices)	(Zip Code)

(423) 884-2221

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On October 25, 2016, MCBC Holdings Inc. (the “Company”) held its annual meeting of stockholders. At the annual meeting, the Company’s stockholders (i) elected the two directors nominated by the Board of Directors and listed below for a three-year term and (ii) ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2017. The Company’s independent inspector of elections reported the vote of the shareholders as follows:

Proposal 1 - Election of directors

Nominees	For	Withheld	Non-Votes
Roch Lambert	15,749,329	126,233	1,047,046
Peter G. Leemputte	15,743,624	131,938	1,047,046

Proposal 2 - Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2017

For	Against	Abstain
16,919,524	474	2,610

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCBC HOLDINGS, INC.

Dated: October 27, 2016
/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer and Secretary

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